                                                                    Exhibit 99.1

                            FORM OF NCS PROXY CARDS

      Please retain and present this ticket for admission to the meeting.


                              NCS HealthCare, Inc.

                        Special Meeting of Stockholders
                           Thursday, December 5, 2002
                             11:00 a.m. Local Time

                   Cleveland Marriott Downtown at Key Center
                               127 Public Square
                            Cleveland, OH 44114-1305



                                  DETACH CARD

                              NCS HEALTHCARE, INC.
                         PROXY FOR CLASS A COMMON STOCK
              SPECIAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 2002
          This Proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints (i) JON H. OUTCALT, KEVIN B. SHAW, and GERALD D. STETHEM, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Class A Common Stock of NCS HealthCare, Inc. that the undersigned shall be entitled to vote at the NCS Special Meeting of Stockholders, to be held at the Cleveland Marriott Downtown at Key Center, 127 Public Square, Cleveland, Ohio 44114 on December 5, 2002 at 11:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Class A Common Stock of NCS represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "FOR" the adoption of the Agreement and Plan of Merger, dated as of July 28, 2002, among NCS, Genesis Health Ventures, Inc., a Pennsylvania corporation, and Geneva Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Genesis.

   1. Adoption of the Agreement and Plan of Merger

    |_| FOR adoption of the Agreement   |_|AGAINST adoption of the Agreement
        and Plan of Merger                 and Plan of Merger

                 (Continued and to be signed on the other side)

                                  DETACH CARD

                      (proxy -- continued from other side)

   2. In their discretion to act on any other matter or matters which may properly come before the meeting.

   Please check the following box if you intend on attending the meeting:

                  |_| I will be attending the meeting in person.

                                               Please date, sign and return
                                               promptly in the accompanying
                                               envelope.


                                               Dated:..........................

                                               ................................

                                                Your signature to this Proxy
                                               form should be exactly the same
                                               as the name imprinted hereon.
                                               Persons signing as executors,
                                               administrators, trustees or in
                                               similar capacities should so
                                               indicate. For joint accounts,
                                               the name of each joint owner
                                               must be signed.

The Board of Directors recommends you vote "AGAINST" the adoption of the
                         Agreement and Plan of Merger.

      Please retain and present this ticket for admission to the meeting.


                              NCS HealthCare, Inc.

                        Special Meeting of Stockholders
                           Thursday, December 5, 2002
                             11:00 a.m. Local Time

                   Cleveland Marriott Downtown at Key Center
                               127 Public Square
                            Cleveland, OH 44114-1305



                                  DETACH CARD

                              NCS HEALTHCARE, INC.
                         PROXY FOR CLASS B COMMON STOCK
              SPECIAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 2002
          This Proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints (i) JON H. OUTCALT, KEVIN B. SHAW, and GERALD D. STETHEM, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Class B Common Stock of NCS HealthCare, Inc. that the undersigned shall be entitled to vote at the NCS Special Meeting of Stockholders, to be held at the Cleveland Marriott Downtown at Key Center, 127 Public Square, Cleveland, Ohio 44114 on December 5, 2002 at 11:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Class B Common Stock of NCS represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "FOR" the adoption of the Agreement and Plan of Merger, dated as of July 28, 2002, among NCS, Genesis Health Ventures, Inc., a Pennsylvania corporation, and Geneva Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Genesis.

   1. Adoption of the Agreement and Plan of Merger

    |_| FOR adoption of the Agreement   |_|AGAINST adoption of the Agreement
        and Plan of Merger                 and Plan of Merger

                 (Continued and to be signed on the other side)

                                  DETACH CARD

                      (proxy -- continued from other side)

   2. In their discretion to act on any other matter or matters which may properly come before the meeting.

   Please check the following box if you intend on attending the meeting:

                  |_| I will be attending the meeting in person.

                                               Please date, sign and return
                                               promptly in the accompanying
                                               envelope.


                                               Dated:..........................

                                               ................................

                                                Your signature to this Proxy
                                               form should be exactly the same
                                               as the name imprinted hereon.
                                               Persons signing as executors,
                                               administrators, trustees or in
                                               similar capacities should so
                                               indicate. For joint accounts,
                                               the name of each joint owner
                                               must be signed.

The Board of Directors recommends you vote "AGAINST" the adoption of the
                         Agreement and Plan of Merger.

      Please retain and present this ticket for admission to the meeting.


                              NCS HealthCare, Inc.

                        Special Meeting of Stockholders
                           Thursday, December 5, 2002
                             11:00 a.m. Local Time

                   Cleveland Marriott Downtown at Key Center
                               127 Public Square
                            Cleveland, OH 44114-1305



                                  DETACH CARD

                              NCS HEALTHCARE, INC.
              SPECIAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 2002
          This Proxy is solicited on behalf of the Board of Directors
   To: Wells Fargo Bank West, Trustee for the NCS HealthCare Employee Savings
                                 Plan and Trust

   Pursuant to section 7.2(d) of the NCS HealthCare Employee Savings Plan and Trust (the "Plan"), the undersigned as a participant in the Plan hereby appoints the Trustee to vote (in person or by proxy) all shares of Class A Common Stock of NCS HealthCare, Inc. credited to the undersigned's account under the Plan on the record date for the Special Meeting of Stockholders of NCS HealthCare, Inc. to be held at the Cleveland Marriott Downtown at Key Center, 127 Public Square, Cleveland, Ohio 44114 on December 5, 2002 at 11:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Trustee to vote all of the shares of Class A Common Stock of NCS represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "FOR" the adoption of the Agreement and Plan of Merger, dated as of July 28, 2002, among NCS, Genesis Health Ventures, Inc., a Pennsylvania corporation, and Geneva Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Genesis.

   1. Adoption of the Agreement and Plan of Merger

    |_| FOR adoption of the Agreement   |_|AGAINST adoption of the Agreement
        and Plan of Merger                 and Plan of Merger

                 (Continued and to be signed on the other side)

                                  DETACH CARD

                      (proxy -- continued from other side)

   2. In their discretion to act on any other matter or matters which may properly come before the meeting.

   Please check the following box if you intend on attending the meeting:

                  |_| I will be attending the meeting in person.

                                               Please date, sign and return
                                               promptly in the accompanying
                                               envelope.


                                               Dated:..........................

                                               ................................

                                                Your signature to this Proxy
                                               form should be exactly the same
                                               as the name imprinted hereon.
                                               Persons signing as executors,
                                               administrators, trustees or in
                                               similar capacities should so
                                               indicate. For joint accounts,
                                               the name of each joint owner
                                               must be signed.

The Board of Directors recommends you vote "AGAINST" the adoption of the
                         Agreement and Plan of Merger.